SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported): July 26, 2013

DISCOVERY ENERGY CORP. f/k/a “Santos Resource Corp.”
(Exact name of registrant as specified in its Charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway Drive, Suite 1700 Houston, Texas 77056 713-840-6495
(Address and telephone number of principal executive offices, including zip code)

________________________
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2013, Discovery Energy Corp. (the “Company”) executed in favor of Liberty Petroleum Corporation ("Liberty") two promissory notes with an aggregate original principal amount of $650,000, one in the original principal amount of $500,000 originally becoming due on April 26, 2013 (the “Six-Month Note”), and the other in the original principal amount of $150,000 originally becoming due on July 26, 2013 (the “Nine-Month Note”). (The Six-Month Note and the Nine-Month Note are referred to hereinafter collectively as the “Notes.”) The Notes were executed in connection with the formal grant of Petroleum Exploration License (PEL) 512 in the State of South Australia (the “License”), in consideration of Liberty’s agreements to allow the Company to be issued the License instead of Liberty. The Company and Liberty amended the Six-Month Note several times so that (a) (through two partial payments) the outstanding principal on the Note was reduced to $375,000, and (b) the remaining outstanding principal on and the accrued interest on the Note would become due and payable on July 26, 2013.

Effective July 26, 2013, the Company and Liberty agreed to amend each of the Notes so that the remaining outstanding principal on and accrued interest on each of the Notes will become due and payable on the earlier to occur of (a) the completion of a private placement of the Company’s common stock that the Company intends to undertake in the immediate future or (b) August 26, 2013. Copies of the amendments to the Notes are being filed as Exhibit 10.01 and as Exhibit 10.02 hereto.

Regarding the private placement alluded to in the paragraph immediately above, the securities to be offered have not been registered under the Rule 135c under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The securities will be offered only to accredited investors in reliance on the exemption from registration set forth in Regulation D under the Securities Act, and outside the United States to non-U.S. Persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The allusion to the private placement above is made in reliance upon Rule 135c under the Securities Act, and is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 2.03 of this Report to the extent necessary.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Title

10.1	Fourth Amendment to Promissory Note (Six-Month) dated July 26, 2013 by and between the Company and Liberty
10.2	First Amendment to Promissory Note (Nine-Month) dated July 26, 2013 by and between the Company and Liberty

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Energy Corp.,
f/k/a “Santos Resource Corp.”
(Registrant)

Date: July 31, 2013	By:	/s/ Keith J. McKenzie
Keith J. McKenzie,
Chief Executive Officer

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